Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Notes to Financial Statements
Income Taxes

Note 8. Income Taxes

At March 31, 2011 and 2010, we had gross deferred tax assets in excess of deferred tax liabilities of $1.54 million and approximately $166,000, respectively. We determined that it is not “more likely than not” that such assets will be realized, and as such have applied a valuation allowance of $1.54 million and approximately $166,000 as of March 31, 2011 and 2010, respectively. We evaluate our ability to realize our deferred tax assets each period and adjust the amount of our valuation allowance, if necessary. If there is an ownership change, as defined under Internal Revenue Code section 382, the use of net operating loss and credit carry-forwards may be subject to limitation on use. We operate within multiple taxing jurisdictions and are subject to audit in those jurisdictions. Because of the complex issues involved, any claims can require an extended period to resolve.

FASB ASC 740 – Income Taxes requires that a valuation allowance be established when it is more likely than not all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including our current and past performance, the market environment in which we operate, the utilization of past tax credits and length of carry-back and carry-forward periods. Forming a conclusion that a valuation allowance is not needed is difficult when there is negative objective evidence such as cumulative losses in recent years. Cumulative losses weigh heavily in the overall assessment. We have applied a 100% valuation allowance against our net deferred tax assets as of March 31, 2011 and 2010.

A reconciliation between the amount of income tax benefit determined by applying the applicable US statutory income tax rate to pre-tax loss is as follows:

	Year Ended March 31
	2011	2010

Federal Statutory Rate	$(2,440,000)	$(320,000)
State Tax, Net of Federal Impact	(250,000)	(30,000)
Change in Fair Value of Warrants	750,000	—
Stock Based Compensation	220,000	—
Meals and Entertainment and Other	290,000	10,000
Non Deductible Debt Discount	40,000	170,000
Reserves and Depreciation	20,000	—

Change in Tax Valuation Allowance on Deferred Tax Assets	1,370,000	170,000
	$—	$—

The primary components of net deferred tax assets are as follows:

	At March 31,
	2011	2010

Net Operating Losses	$1,530,000	$166,000
Allowance for Doubtful Accounts	9,000	—
Valuation Allowance	(1,539,000)	(166,000)
Net Deferred Tax Assets	$—	$—

At March 31, 2011, we had net operating loss carryforwards of approximately $ 4.7 million for U.S. federal income tax purposes. The U.S. operating losses expire as follows:

Year of Expiration	Year Generated	U.S. Losses

3/31/30	3/31/10	$(475,000)
3/31/31	3/31/11	(4,274,000)
		$(4,749,000)

Uncertain Tax Positions

The amount of unrecognized tax benefits as of March 31, 2011 and March 31, 2010 was $0. There have been no material changes in unrecognized tax benefits through March 31, 2011. The fiscal years March 31, 2011 and 2010 are considered open tax years in U.S. federal and state tax jurisdictions. We currently do not have any audit investigations in any jurisdiction.